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                                                                   Exhibit 10.21


                              ROADHOUSE GRILL, INC.

                             2003 STOCK OPTION PLAN


         1. ESTABLISHMENT, EFFECTIVE DATE AND TERM

         Roadhouse Grill, Inc., a Florida corporation ("Company"), hereby establishes the "Aviation Sales Company 2001 Stock Option Plan" (the "Plan"). The effective date of the Plan shall be January 28, 2003, (the "Effective Date"), which is the date that the Plan was approved and adopted by the Board of Directors of Company (the "Board"), provided that Company obtains approval by its shareholders within 12 months of such date. Unless earlier terminated pursuant to Section 17 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.

         2. PURPOSE

         The purpose of the Plan is to advance the interests of Company by providing Eligible Individuals (as defined in Section 3 below) with an opportunity to acquire or increase a proprietary interest in Company which thereby will create a stronger incentive to expend maximum effort for the growth and success of Company, any parent of Company (a "Parent") and any subsidiary of Company (a "Subsidiary") (Company, Parent and Subsidiary are collectively referred to as the "Company") and will encourage such individuals to remain in the employ of the Company.

         3. ELIGIBILITY

         Options (as defined in Section 6 below) may be granted under the Plan to (i) any employee, officer, or director (employee and non-employee directors) of the Company, and (ii) any independent contractor or consultant performing services for the Company, as determined by the Board from time to time on the basis of their importance to the business of Company (collectively, "Eligible Individuals"), provided that Incentive Stock Options (as defined in Section 6 below) may only be granted to employees of Company and certain "subsidiary corporations" or "parent corporations" as described in Section 6 below. An individual may hold more than one Option, subject to such restrictions as are provided herein.

         4. ADMINISTRATION

                  (a) BOARD. The Plan shall be administered by the Board, which shall have the full power and authority to take all actions, and to make all determinations required or provided for under the Plan, any Option granted or any Option Agreement (as defined in Section 9 below) entered into under the Plan and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board to be necessary or appropriate to the administration of the Plan, any Option granted or any Option Agreement entered into hereunder. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and shall be the sole and final judge of such expediency. Whether an entity is a Parent or Subsidiary of




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Company shall be determined by the Board in its sole and absolute discretion.
All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting at which any issue relating to the Plan is properly raised for consideration or without a meeting by written consent of the Board executed in accordance with Company's Certificate of Incorporation and By-Laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Option granted or any Option Agreement entered into hereunder shall be final and conclusive.

                  (b) COMMITTEES. The Board may, in its discretion, from time to time appoint one or more committees (the "Committees"). Where appropriate, any reference to the Board in this Plan or an Option Agreement shall also mean such Committees as appointed by the Board. The Board shall appoint a committee consisting of not less than three members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" and an "outside director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and an "outside director" for purposes of
Section 162(m) of the Code (the "Outside Director Committee"). The Board, in its sole discretion, may provide that the role of the Committees shall be limited to making recommendations to the Board concerning any determinations to be made and actions to be taken by the Board pursuant to or with respect to the Plan, or the Board may delegate to the Committees such powers and authorities related to the administration of the Plan, as set forth in Section 4(a) above, as the Board shall determine, consistent with the Certificate of Incorporation and By-Laws of Company and applicable law. The Board may remove members, add members, and fill vacancies on the Committees from time to time, all in accordance with Company's Certificate of Incorporation and By-Laws, and with applicable law. The majority vote of the members of a Committee, or acts reduced to or approved in writing by a majority of the members of a Committee, shall be the valid acts of the Committee.

                  (c) NO LIABILITY. No member of the Board or of the Committees shall be liable for any action or determination made in good faith with respect to the Plan, any Option granted or any Option Agreement entered into hereunder.

                  (d) DELEGATION TO THE COMMITTEES. In the event that the Plan, any Option granted or an Option Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by a Committee if the power and authority to do so has been delegated to such Committee by the Board as provided for in Section 4(b) above. Unless otherwise expressly determined by the Board, any such action or determination by a Committee shall be final and conclusive.

         5. COMMON STOCK

         The capital stock of COMPANY that may be issued pursuant to Options granted under the Plan shall be shares of common stock, with $0.01 value per share, of Company (the "Common Stock"), which shares may be treasury shares or authorized but unissued shares. The total number of shares of Common Stock that may be issued pursuant to Options granted under the Plan shall be One Million Five Hundred Thousand (1,500,000), subject to adjustment as provided in Section 15 below. If any Option expires, terminates, or is terminated or canceled for any reason prior to exercise in full,




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the shares of Common Stock that were subject to the unexercised portion of such
Option shall be available for future Options granted under the Plan.

         6. TYPE OF OPTIONS

         Each stock option granted under the Plan (an "Option") may be designated by the Board, in its sole discretion, either as (i) an "incentive stock option" ("Incentive Stock Options") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or
(ii) as a non-qualified stock option which is not intended to meet the requirements of Section 422 of the Code; PROVIDED, HOWEVER, that Incentive Stock Options may only be granted to employees of Company, any "subsidiary corporation" as defined in Section 424 of the Code or any "parent corporation" as defined in Section 424 of the Code. In the absence of any designation, Options granted under the Plan will be deemed to be non-qualified stock options. The Plan shall be administered and interpreted so that all Incentive Stock Options granted under the Plan will qualify as incentive stock options under
Section 422 of the Code. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified stock options automatically on the date of such failure to continue to meet such requirements without further action by the Board.

         7. GRANT OF OPTIONS

         Subject to the terms and conditions of the Plan, the Board may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Board may determine ("Optionees"), Options to purchase such number of shares of Common Stock on such terms and conditions as the Board may determine. The date on which the Board approves the grant of an Option (or such later date as is specified by the Board) shall be considered the date on which such Option is granted. Any Option granted to a "covered employee" as defined in Section 162(m)(3) of the Code ("Covered Employee") shall be made by the Outside Director Committee. The maximum number of shares of Common Stock subject to Options that may be granted during any calendar year under the Plan to any Covered Employee shall be 150,000 shares.

         8. LIMITATION ON INCENTIVE STOCK OPTIONS

                  (a) TEN PERCENT STOCKHOLDER. Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the Option is granted, owns (after application of the rules contained in Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of Company, unless (i) the purchase price for each share of Common Stock subject to such Incentive Stock Option is at least 110 percent (110%) of the fair market value of a share of Common Stock on the date of grant (as determined in good faith by the Board) and (ii) such Incentive Stock Option is not exercisable after the date which is five (5) years from the date of grant.

                  (b) LIMITATION ON GRANTS. The aggregate fair market value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of Company) shall




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not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year which are exercisable in the same calendar year, shall be treated as a non-qualified stock option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.

         9. OPTION AGREEMENTS

         All Options granted pursuant to the Plan shall be evidenced by written agreements ("Option Agreements"), to be executed by Company and by the Optionee, in such form or forms as the Board shall from time to time determine. Option Agreements covering Options granted from time to time or at the same time need not contain similar provisions; provided, however, that all such Option Agreements shall comply with all terms of the Plan.

         10. OPTION PRICE

         The purchase price of each share of Common Stock subject to an Option (the "Option Price") shall be fixed by the Board and stated in each Option Agreement, subject to the provisions of Section 8(a) above; provided, however, that in the case of an Incentive Stock Option granted hereunder, the Option Price shall not be less than one hundred percent (100%) of the fair market value of a share of Common Stock on the date the Option is granted. Such fair market value shall be determined by the Committee and if the shares of Common Stock are listed on a national securities exchange or traded on the over-the-counter market, the fair market value shall be the closing price on such exchange, or the mean of the closing bid and asked prices of the shares of Common Stock on the over-the-counter market, as reported by Nasdaq, the National Association of Securities Dealers OTC Bulletin Board or the National Quotation Bureau, Inc., as the case may be, on the day on which the Option is granted or, if there is no closing price or bid or asked price on that day, the closing price or mean of the closing bid and asked prices on the most recent day preceding the day on which the Option is granted for which such prices are available.

         11. TERM AND VESTING OF OPTIONS

                  (a) OPTION PERIOD. Subject to the provisions of Section 8(a) and Section 14 hereof, each Option granted under the Plan shall terminate and all rights to purchase shares thereunder shall cease upon the expiration of ten
(10) years from the date such Option is granted, or on such date prior thereto as may be fixed by the Board and stated in the Option Agreement relating to such Option. Notwithstanding the foregoing, the Board may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Board in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed ten (10) years.



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                  (b) VESTING. Unless otherwise provided in an Option Agreement and subject to the provisions of Section 14 hereof, each Option shall become vested and exercisable with respect to one third of the total number of shares of Common Stock subject to the Option on the first anniversary date of its grant and with respect to each additional one-third at the end of each one-year period thereafter. Notwithstanding the foregoing, the Board may in its discretion provide that any vesting or performance requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

         12. MANNER OF EXERCISE AND PAYMENT

                  (a) EXERCISE. An Option that is exercisable hereunder may be exercised by delivery to Company on any business day, at its principal office, addressed to the attention of the Secretary, of written notice of exercise, which notice shall specify the number of shares with respect to which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised, by one or more of the methods provided below. The minimum number of shares of Common Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of one hundred (100) shares or the maximum number of shares available for purchase under the Option at the time of exercise.

                  (b) PAYMENT. Payment of the Option Price for the shares of Common Stock purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents; (ii) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, through the tender to Company of shares of Common Stock, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their fair market value (determined in the manner described in Section 10 above) on the date of exercise; (iii) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by delivering a written direction to Company that the Option be exercised pursuant to a "cashless" exercise/sale procedure (pursuant to which funds to pay for exercise of the Option are delivered to Company by a broker upon receipt of stock certificates from Company) or a "cashless" exercise/loan procedure (pursuant to which the Optionees would obtain a margin loan from a broker to fund the exercise) through a licensed broker acceptable to Company whereby the stock certificate or certificates for the shares of Common Stock for which the Option is exercised will be delivered to such broker as the agent for the individual exercising the Option and the broker will deliver to Company cash (or cash equivalents acceptable to Company) equal to the Option Price for the shares of Common Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and other taxes that Company may, in its judgment, be required to withhold with respect to the exercise of the Option; (iv) to the extent permitted by applicable law and agreed to by the Board in its sole and absolute discretion, by the delivery of a promissory note of the Optionee to Company on such terms as the Board shall specify in its sole and absolute discretion; or (v) by a combination of the methods described in clauses (i),
(ii), (iii) and (iv). Payment in full of the Option Price need not accompany the written notice of exercise if the Option is exercised pursuant to the "cashless" exercise/sale procedure described above. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect.



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                  (c) ISSUANCE OF CERTIFICATES. Promptly after the exercise of an Option, the individual exercising the Option shall be entitled to the issuance of a certificate or certificates evidencing his ownership of such shares of Common Stock. An individual holding or exercising an Option shall have none of the rights of a stockholder until the shares of Common Stock covered thereby are fully paid and issued to him and, except as provided in Section 15 below, no adjustment shall be made for dividends or other rights for which the record date is prior to the date of such issuance.

                  (d) USE OF PROCEEDS. The proceeds received by Company from the sale of Common Stock pursuant to Options granted under the Plan shall constitute general funds of Company.

         13. TRANSFERABILITY OF OPTIONS

         No Option shall be assignable or transferable by the Optionee to whom it is granted, other than by will or the laws of descent and distribution.

         14. TERMINATION OF EMPLOYMENT, DEATH OR DISABILITY

                  (a) GENERAL. Unless otherwise provided in an Option Agreement, upon the termination of the employment or other service of an Optionee with the Company, other than by reason of Cause (as defined in Section 14(b) below), or death of such Optionee, the Optionee shall have the right, at anytime within a period not to exceed three (3) months after the date of such termination and prior to the termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested option held by such Optionee at the date of the termination. Upon such termination any unvested Option shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such unvested Option, except as otherwise provided by the Board. Notwithstanding the provisions of this Section 14, the Board may provide, in its discretion, that following the termination of employment or service of an Optionee with Company, for any reason, an Optionee may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 11(a) above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above. Unless otherwise determined by the Board, temporary absence from employment or service because of illness, vacation, approved leaves of absence, military service and transfer of employment shall not constitute a termination of employment or service with the Company.

                  (b) CAUSE. Upon a termination of the employment or other service of an Optionee with the Company for Cause (as defined below) any Option granted to such Optionee shall expire and the Optionee shall have no further right to purchase shares of Common Stock pursuant to such Option. For purposes of this Plan, "Cause" means (i) failure or refusal of the Optionee to perform the duties and responsibilities that the Company requires to be performed by him, (ii) gross negligence or willful misconduct by the Optionee in the performance of his duties, (iii) commission by the Optionee of an act of dishonesty affecting the Company, or the commission of an act constituting common law fraud or a felony, or (iv) the Optionee's commission of an act (other than the good faith exercise of his business judgment in the exercise of his responsibilities) resulting in




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material damages to the Company. Notwithstanding the above, if an Optionee and the Company have entered into an employment agreement or other agreement with the Company which defines the term "Cause" for purposes of such agreement, "Cause" for purposes of this Plan shall be defined pursuant to the definition in such agreement rather than the definition set forth above. The Board shall determine whether Cause exists for purposes of this Plan and such determination shall be final, conclusive and binding on the Optionees.

                  (c) DEATH. If an Optionee terminates employment or service with the Company by reason of death, or if an Optionee dies within three (3) months after the termination of such Optionee's employment with the Company, the Optionee's estate or the devisee named in the Optionee's valid last will and testament or the Optionee's heir at law who inherits the Option (whichever is applicable) has the right, at any time within a period not to exceed six (6) months after the date of such Optionee's death and prior to termination of the Option pursuant to Section 11(a) above, to exercise, in whole or in part, any portion of the vested Option held by such Optionee at the date of such Optionee's death. Upon such termination the Optionee's unvested Options shall expire and the Optionee, the Optionee's estate, devisee or heir at law shall have no further right to purchase shares of Common Stock pursuant to such unvested Option except as otherwise provided by the Board. Notwithstanding anything contained herein to the contrary, in the event an Optionee dies during such time as the Optionee is employed by, or providing service to, the Company, then fifty percent (50%) of any outstanding Options which have not vested and are not exercisable by the Optionee as of the date of death shall be automatically deemed vested and exercisable by the Optionee's estate, devisee or heir at law (whichever is applicable).

         15. RECAPITALIZATION, REORGANIZATIONS, CHANGE IN CONTROL AND OTHER CORPORATE EVENTS

                  (a) RECAPITALIZATION. If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of Company by reason of any recapitalization, reclassification, reorganization (other than as described in Section 15(b) below), stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock of Company or other increase or decrease in such shares effected without receipt of consideration by Company occurring after the Effective Date, an appropriate and proportionate adjustment shall be made by the Board (i) in the aggregate number and kind of shares of Common Stock available under the Plan,
(ii) in the number and kind of shares of Common Stock issuable upon exercise of outstanding Options granted under the Plan, and (iii) in the Option Price per share of outstanding Options granted under the Plan.

                  (b) REORGANIZATION OR CHANGE IN CONTROL. In the event of a Reorganization (as defined below) of Company or a Change in Control (as defined below) of Company, the Board may in its sole and absolute discretion, provide on a case by case basis that (i) some or all outstanding Options may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) that Options shall terminate, provided however, that Optionee shall have the right, immediately prior to the occurrence of such Reorganization or Change in Control and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part. In the event that the Board does not terminate an Option upon a Reorganization of Company then each outstanding Option shall upon exercise



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thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization. For purposes of this Plan a "Reorganization" of an entity shall be deemed to occur if such entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if Company, any Parent or any Subsidiary is the surviving entity. For purposes of the Plan, a "Change in Control" shall be deemed to occur if:, (i) any "person" within the meaning of Section 14(d) of the 1934 Act, other than any majority-owned subsidiary of the entity, any compensation plan of the entity or Lacy J. Harber and his affiliates, becomes the "beneficial owner" as defined in Rule 13d-3 thereunder, directly or indirectly, of more than 20% of an entity's common stock, (ii) any "person," other than any majority-owned subsidiary of the entity, any compensation plan of the entity or Berjaya Group (Cayman) Limited and its affiliates, acquires by proxy or otherwise the right to vote more than 20% of an entity's common stock for the election of directors of an entity (holders of the entity's common stock on the effective date of the Company's registration), other than solicitation of proxies by the Incumbent Board (as hereinafter defined), for any merger or consolidation of the entity or for any other matter or question, (iii) during any two-year period, individuals who constitute the board of directors of the entity (the "Incumbent Board") as of the beginning of the period cease for any reason to constitute at least a majority thereof, provided that any person becoming a director during such period whose election or nomination for election by the entity's stockholders was approved by a vote of at least three quarters of the Incumbent Board (either by specific vote or by approval of the proxy statement of the entity in which such person is named as a nominee for director without objection to such nomination) shall be, for purposes of this clause (iii), considered as though such person were a member of the Incumbent Board, and (iv) the entity's stockholders have approved the sale of all or substantially all of the assets of the Company. Notwithstanding the foregoing, a Change in Control shall not occur if the event causing the Change in Control is a repurchase by the entity of its own shares (although subsequent acquisitions of shares of the entity's common stock by any "person" owning more than the percentage interest set forth above shall constitute a Change in Control).

                  (c) CHANGE IN STATUS OF PARENT OR SUBSIDIARY. Unless otherwise provided in an Option Agreement, in the event of a Change in Control or Reorganization of a Parent or Subsidiary, or in the event that a Parent or Subsidiary ceases to be a Parent or Subsidiary, the Board may, in its sole and absolute discretion, (i) provide on a case by case basis that some or all outstanding Options held by an Optionee employed by or performing service for such Parent or Subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or other services of an Optionee employed by such Parent or Subsidiary as terminated if such Optionee or Recipient is not employed by Company or any Parent or Subsidiary immediately after such event.

                  (d) DISSOLUTION OR LIQUIDATION. Upon the dissolution or liquidation of Company, the Plan shall terminate, and all Options outstanding hereunder shall terminate. In the event of any termination of the Plan under this Section 15(d), each individual holding an Option shall have the right, immediately prior to the occurrence of such termination and during such reasonable period as the Board in its sole discretion shall determine and designate, to exercise such Option in whole or in



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part, whether or not such Option was otherwise exercisable at the time such termination occurs and without regard to any vesting or other limitation on exercise imposed pursuant to Section 11(b) above.

                  (e) ADJUSTMENTS. Adjustments under this Section 15 related to stock or securities of Company shall be made by the Board, whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.

                  (f) NO LIMITATIONS. The grant of an Option pursuant to the Plan shall not affect or limit in any way the right or power of Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

         16. RELOAD OPTIONS

         Whenever an Optionee holding any Option outstanding under this Plan (including Reload Options, as hereinafter defined, previously granted under this Plan), exercises the Option and makes payment of the Option Price, in whole or in part, by tendering shares of Common Stock previously held by the Optionee, then the Company shall grant to the Optionee a reload option ("Reload Option"), for the number of shares of Common Stock that is equal to the number of shares of Common Stock tendered by the Optionee in payment of the Option Price of the Option being exercised. The Reload Option Price per share shall be an amount equal to the fair market value per share of Company's Common Stock, as determined as of the date of receipt by Company of the notice by the Optionee to exercise the option, and as determined in accordance with Section 10 above. Subject to Paragraph 14 hereof, the term of the Reload Option shall expire and the Reload Option shall no longer be exercisable, on the later to occur of (i) the expiration date of the originally exercised Option or (ii) ten years from the date of grant of the Reload Option. Any Reload Option granted under this
Section 16 shall vest immediately upon grant. All other terms of the Reload Options granted hereunder shall be identical to the terms and conditions of the original Option, the exercise of which gives rise to the grant of the Reload Option. Notwithstanding anything contained herein to the contrary, no Reload Options should be granted hereunder if an Optionee is no longer employed by or providing services to the Company as of the date of the exercise of the Options giving rise to the grant of Reload Options hereunder. In addition, and notwithstanding anything contained herein to the contrary, in the event there is not a sufficient number of shares of Common Stock authorized for issuance upon exercise of Reload Options under the Plan, the Company shall use its best efforts to cause such number of authorized shares of Common Stock underlying the Plan to be increased, provided, however, that if the Company is unable to so cause such increase in the authorized number of shares of Common Stock underlying the Plan to be effectuated, the ability of the Optionee to exercise such Reload Options may be delayed indefinitely until such time as the requisite number of shares of Common Stock is so authorized. Notwithstanding any other provision of this Plan to the contrary, the Board shall have no obligation to permit an Optionee to make payment of the Option Price, in whole or in part, by tendering shares of Common Stock previously held by the Optionee.



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

         17. REQUIREMENTS OF LAW

                  (a) VIOLATIONS OF LAW. The Company shall not be required to sell or issue any shares of Common Stock under any Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Board shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option to comply with any law or regulation of any governmental authority.

                  (b) REGISTRATION. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or Optionee's heirs, legatees or legal representative, as the case may be), as a condition to the grant thereof, to deliver to the Company a written representation of present intention to hold the shares for their own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or Optionee's heirs, legatees or legal representative, as the case may be) upon his or her exercise of part or all of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in its discretion, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, or to cause the exercise of an Option or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

                  (c) WITHHOLDING. The Board may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv) requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

                  (d) GOVERNING LAW. This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida.




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

         18. AMENDMENT AND TERMINATION OF THE PLAN

         The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Common Stock as to which Options have not been granted; provided, however, that the approval by a majority of the votes present and entitled to vote at a duly held meeting of the stockholders of Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the amendment, or by written consent in accordance with applicable state law and the Certificate of Incorporation and By-Laws of Company shall be required for any amendment (i) that changes the requirements as to Eligible Individuals to receive Options under the Plan, (ii) that increases the maximum number of shares of Common Stock in the aggregate that may be subject to Options that are granted under the Plan (except as permitted under Section 15 hereof), or (iii) if approval of such amendment is necessary to comply with federal or state law (including without limitation Section 162(m) of the Code and Rule 16b-3 under the Exchange Act) or with the rules of any stock exchange or automated quotation system on which the Common Stock may be listed or traded. Except as permitted under Section 15 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the holder of an Option, alter or impair rights or obligations under any Option theretofore granted under the Plan.

         19. DISCLAIMER OF RIGHTS

         No provision in the Plan, any Option granted or any Option Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of or service with the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Option holder, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Option shall not be deemed for any purpose to be a stockholder of Company with respect to such Option except to the extent that such Option shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in
Section 15 hereof.

         20. NONEXCLUSIVITY OF THE PLAN

         The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.

         21. SEVERABILITY

         If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

         22. NOTICES

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to Company, to its principal place of business, attention:
Secretary, and if to the holder of an Option, to the address as appearing on the records of the Company.




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